www.gmxresources.com www.gmxresources.com GMXR NASDAQ Global Market The date of these presentation materials is May 1, 2007 1Q07 Conference Call Exhibit 99.2

Certain Reserve Information
Forward Looking Statements
This presentation includes certain statements that may be deemed to be “forward-looking statements” within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. They include statements regarding the company’s financing plans and objectives, drilling plans and objectives, related exploration and development costs, number and location of planned wells, reserve estimates and values, statements regarding the quality of the company’s properties and potential reserve and production levels. These statements are based on certain assumptions and analysis made by the company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it believes appropriate in the circumstances, including the assumption that there will be no material change in the operating environment for the company’s properties. Such statements are subject to a number of risks, including but not limited to commodity price risks, drilling and production risks, risks relating to the company’s ability to obtain financing for its planned activities, risks related to weather and unforeseen events, governmental regulatory risks and other risks, many of which are beyond the control of the company. Reference is made to the company’s reports filed with the Securities and Exchange Commission for a more detailed disclosure of the risks. For all these reasons, actual results or developments may differ materially from those projected in the forward-looking statements.
Drilling Schedule Statement
The drilling schedules in this presentation have been prepared based on our current understanding of PVOG’s current plans as well as our own and is subject to change based on numerous factors, including changes in PVOG plans, drilling results, equipment availability, weather conditions and other factors. It also assumes that GMX has financial capacity in sufficient amounts to pay its share of costs. Accordingly, there is no assurance that the drilling schedule will occur as projected. GMX does not plan to commit to drilling of any well unless favorable conditions exist and it has the resources available for payment of costs.
The Securities and Exchange Commission has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use the terms “probable” and “possible” reserves, reserve “potential” or
“upside” or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the
SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the company.
Information referenced from research reports has been prepared by independent third parties and not the Company.  By including this information, the Company does not endorse or adopt the information and does not accept responsibility for its accuracy or completeness.
Research Reports

GMX RESOURCES INC.
GMXR
NASDAQ GM

MARION
HARRISON
WILLOW SPRINGS, 38
SMITH
GREGG
EAST TEXAS
OAK HILL, 58
CARTHAGE, 36
PANOLA
RUSK
GILMER, 65
WOODLAWN, 47
BETHANY

7 Rigs Drilling Cotton Valley Gas Resource Play, Sabine Uplift, E. TX;
Carthage
North Field; Panola & Harrison Co.; Cotton Valley Sands, Gas Shales, Travis Peak (Hosston) Sands, Pettit Sands & Limes
Rapidly Growing Small Cap E&P Co.
Cotton Valley Tight Gas Sands
Repeatable Organic Growth
‘Bossier’ Gas Shale
Multiple Targets
716 gross / 419 net CV Locations
(1)
151 gross / 78 net CV Wells  20% Drilled!
Development:  5 Yrs. 40 A. & 11 Yrs. 20 A.
30 gross / 26 net Travis Peak / Pettit
(1) YE06 locations 40 acre density total; includes unit leasing & unitization
2006 Map by Geomap Company, reprinted with permission
High Quality
Unconventional Resources
Cotton Valley Sand
Glen Rose
Pettit
Travis Peak
CV LM Haynesville
Woodbine

1Q07 Financial Results
Record oil & gas production 1.79 BCFE
Up 109% from .857 in the 1Q06; sequentially up 28%
Record oil & gas sales amount $13.2 million
Up 97% from $6.7 million in 1Q06; sequentially up 29%
Lease operating expense $.89 MCFE
Up 9% from $.82 MCFE in the 1Q06
Sequentially down 21% from $1.13 MCFE in the 4Q06
Production & severance taxes $.28 MCFE
Down 47%; from $.53 MCFE in the 1Q06
General & administrative expenses $.99 MCFE
Down 30%, from $1.41 in 1Q06
Sequentially down 32% from $1.46 per MCFE in the 4Q06
Record Non-GAAP discretionary Cash Flow of $9.3 million
Up 107%, compared to $4.5 million in 1Q06
Diluted earnings per share $.21; up 11%, from .$19 in the 1Q06

GMX RESOURCES INC.
GMXR
NASDAQ GM

Bcfe

Bcfe

Mcfe/d
Actual Above Guidance
New Guidance

Proved Reserves Proved Reserves
53
64.3
162
258
382
0
50
100
150
200
250
300
350
400
450
2003 2004 2005 2006 2007 (2)
(1)
Company Guidance
(2)
Analyst Proved Reserved Forecast Average
(3)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
1.124
1.231
2.220
8.600
4.300
0
1
2
3
4
5
6
7
8
9
2003 2004 2005 2006 2007 (1)
Production Production
0 Rigs
0 -2 Rigs
1 -4 Rigs
4 -8 Rigs
7-8 Rigs
0
2
4
6
8
10
12
Jan-
04
Mar-
04
May-
04
Jul-
04
Sep-
04
Nov-
04
Jan-
05
Mar-
05
May-
05
Jul-
05
Sep-
05
Nov-
05
Jan-
06
Mar-
06
May-
06
Jul-
06
Sep-
06
Nov-
06
Jan-
07
Mar-
07
Wells Drilled
Net Wells
Wells Drilled / Net Wells Wells Drilled / Net Wells
Sabine Uplift Low Risk Pure Resource Play
Sabine Uplift Low Risk Pure Resource Play
100% Drilling Success 151 GMXR Cotton Valley Wells
41 Year Lives (3)
Daily Avg. / Qtr. Daily Avg. / Qtr.
0
5
10
15
20
25
Mar-
04
Jun-
04
Sep-
04
Dec-
04
Mar-
05
Jun-
05
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
(1)

GMX RESOURCES INC.
GMXR
NASDAQ GM

Actual Above
Guidance
New
Guidance

BCFE

Organic Growth Natural Gas
(1)
(1) 2Q07 & YE07 are Company estimates
1Q07 1.79 BCFE vs. 1Q06 0.86 BCFE 109% Increase
2Q07 2.00 BCFE vs. 2Q06 0.92 BCFE 117% Increase
YE07 8.60 BCFE vs. YE06 4.30 BCFE 100% Increase
2.0
1.8
0.0
0.5
1.0
1.5
2.0
1Q05 3Q05 1Q06 3Q06 1Q07
Production Growth / Qtr. Production Growth / Qtr.

GMX RESOURCES INC.
GMXR
NASDAQ GM

BCFE
Analyst Average

YE05 $11.225 mmbtu $61.04 bbl
YE06 $6.29 mmbtu $61.05 bbl
Pricing
Building Shareholder Value
(1) Sproule Associates, Inc. 12/31/04 & 12/31/05
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
YE07 382 BCFE (3) 48% Increase
YE06 258 BCFE (2) 59% Increase
YE05 162 BCFE (1) 153% Increase
YE 07
First Albany Capital 8/25/06 422 BCFE
Sidoti & Company, LLC 2/21/07 387 BCFE
Pritchard Captial Partners, LLC 4/18/07 375 BCFE
Howard Weil, Inc. 2/13/07 345+ BCFE
Ferris, Baker Watts, Inc. 12/6/06
Capital One Southcoast, Inc. 4/7/06
A.G. Edwards & Sons, Inc. 4/17/06
Pickering Energy Partners, Inc. 8/22/06
(3) Analyst's Proved Reserves Forecast
53
64
162
258
382
0
50
100
150
200
250
300
350
400
450
YE03 YE04 YE05 YE06 YE07 (3)
Reserve Growth Reserve Growth

2007   7-8 Rigs
(1)
Upper Cotton Valley Sand - Vertical Wells
Travis Peak - Hosston / Pettit Twins
UCV & LCV - Horizontal Wells
Drilling & Completion Cost
$129.0 mm
Pipeline, Compressors & Other Equipment
$16.0 mm
Total Estimated CAPEX $145.0 mm
GMXR CAPEX
Gross / Net
2 /  1.0
106 /60.0
11 /  8.0
(1)
2007 are Company estimates based on past rig performance, estimated prices and existing contracts.    V = Vertical
100% CAPEX for Drill Bit Growth!
(1)
Actual Expenditures 1Q07
Horizontal Completions $7.7 mm
Drilling Rigs Costs $1.1 mm
Pipeline, Compressors & Other Equipment
$3.0 mm
Drilling & Completion Costs
$29.7 mm
Total 1Q07 CAPEX $41.5 mm
Non-Recurring
2007
119 gross / 69.0 net est. Well Additions
1Q07
  27 gross / 16.4 net actual Well Additions

CAPEX
(1)
$145 mm
Bank Debt (Add'l) $35 mm
Equity
(2)
                       ($34.82) $65 mm
Cash Flow & Working Capital $50 mm
Total $150 mm
Net $5 mm
CAPEX Funding 2007
(1) Capital expenditures may increase or decrease depending on commodity prices, service companies costs and number of wells drilled.
(2) Reflects net proceeds of $65.5 million from 2 million share common stock offering on February 7, 2007.
Balance Sheet Summary
Actual Actual
($ in thousands) 12/31/2006 3/31/2007
Cash and Cash Equivalents $4,960 $3,378
Oil & Natural Gas Properties $157,300 $191,984
Total Assets $210,323 $246,456
Long-Term Debt $41,820 $12,751
Shareholders Equity $131,481 $196,928
LTD to Equity 31.81% 6.50%
Low Leverage
Order of Preference Future Funding:  1) Bank Debt   2) Other Debt
Financial & CAPEX Highlights

(1)  NFG omitted $22.50 (2) Omitted WLL $84.00, MMR $15
0% 20% 40% 60% 80% 100%
APC
WTI
PPP
BBG
PXP
PLLL
CHK
EPL
WLL
XEC
NBL
PXD
SGY
FST
PQ
MMR
KWK
RRC
OXY
XTO
DVN
CRK
EGN
BEXP
SFY
NFX
SM
THX
CPE
NFG
UNT
APA
EP
COG
DNR
MDU
PVA
MUR
UPL
D
EOG
SWN
GSX
CXG
ATPG
GDP
STR
EQT
WMB
GMX
-100% 400% 900% 1400% 1900%
GMXR
UPL
GSX
PLLL
WLL
KWK
CHK
RRC
ATPG
XTO
GDP
BBG
PXP
XEC
SWN
PVA
NBL
EGN
APC
WTI
SM
DNR
PXD
APA
EQT
UNT
WMB
NFX
DVN
PPP
D
EOG
STR
CXG
PQ
COG
MMR
MDU
OXY
CRK
THX
SFY
BEXP
EPL
FST
EP
SGY
MUR
NFG
CPE
$- $1 $2 $3 $4 $5 $6 $7 $8 $9
CXG
EQT
GMXR
KWK
UPL
XTO
MDU
COG
WMB
PLLL
RRC
FST
STR
D
MUR
EOG
APA
PVA
DVN
EGN
SWN
NBL
OXY
PXD
UNT
BBG
SM
NFX
THX
DNR
CHK
PPP
EP
PQ
ATPG
SFY
XEC
APC
WTI
GDP
CRK
PXP
BEXP
NFG
EPL
SGY
$ / MCFE
All Sources F&D Cost 2006 MCFE All Sources F&D Cost 2006 MCFE
(2)
Reserve Replacement 5 Year Avg. Reserve Replacement 5 Year Avg.
$ / MCFE
All Sources F&D Cost 5 Year Avg. All Sources F&D Cost 5 Year Avg.
(1)
% of Total Cost Incurred for O&G Dev. % of Total Cost Incurred for O&G Dev.
GMXR 2
nd
Best
5 Yr. Avg.
GMXR 3
rd
Best
2006
GMXR #1
5 Yr. Avg.
GMXR #1
5 Yr. Avg.
GMXR’s
Economic Performance Comparisons
$1.00 $2.00 $3.00 $4.00 $5.00 $6.00
UPL
GMX
EQT
KWK
CXG
EGN
WMB
XTO
RRC
STR
APA
MDU
OXY
PXP
PLLL
D
EOG
COG
WLL
PXD
DVN
SWN
DNR
SM
NBL
PVA
ATPG
CHK
NFX
UNT
XEC
BBG
SFY
THX
GDP
EP
FST
APC
CRK
PPP
EPL
PQ
MUR
WTI
BEXP
SGY
MMR

0% 20% 40% 60% 80% 100%
APC
WTI
BBG
OXY
PPP
PLLL
SGY
KWK
PQ
FST
EPL
CHK
SFY
SM
APA
PXP
BEXP
NFG
RRC
MMR
PVA
CPE
NBL
DNR
DVN
PXD
CRK
UNT
SWN
MDU
XEC
EP
UPL
MUR
XTO
D
COG
THX
EGN
WLL
EOG
NFX
GSX
ATPG
STR
GDP
WMB
CXG
GMXR
EQT
-100% 0% 100% 200% 300% 400% 500% 600% 700%
GSX
NFG
MMR
EP
SGY
BEXP
MUR
FST
CPE
PPP
EPL
APC
D
PQ
GDP
ATPG
WTI
CRK
THX
WMB
SFY
BBG
STR
PXD
MDU
NBL
PXP
DVN
UNT
NFX
COG
DNR
EGN
XEC
CHKSM
PLLL
PVA
EOG
KWK
SWN
RRC
EQT
WLL
APA
OXY
XTO
CXG
GMXR
UPL
% of Total Cost Incurred for O&G Dev. % of Total Cost Incurred for O&G Dev.
11
Full Cycle Economics Full Cycle Economics
GMXR 2nd
Best
5 Year Average
Year-End Reserves to Production Ratio
Year-End Reserves to Production Ratio
-End Reserves to Production Ratio
End Reserves to Production Ratio
0 10 20 30 40 50 60
MMR
PQ
EPL
CPE
WTI
SGY
THX
MUR
BBG
XEC
UNT
EP
NFX
MDU
SM
BEXP
GSX
DVN
SFY
EOG
FST
PPP
NFG
ATPG
STR
APA
CRK
NBL
GDP
DNR
OXY
WMB
D
SWN
XTO
CHK
PVA
PXP
COG
WLL
APC
PLLL
RRC
EGN
PXD
CXG
KWK
UPL
EQT
GMXR
GMXR #2
2006
GMXR #1
2006
Years
Charts on Pages 10 & 11:
Source:  Howard Weil 2006 Reserve and Finding Cost Study
Definitions
All Sources = Total Cost Incurred / Total Reserve Additions
Drilling = Land Acquisition Costs + Explorations + Development /
Drilling Reserve Additions
Drilling & Revision = Land Acquisition Costs + Exploration +
Development / (Drilling Reserve Additions + Revisions to Reserves)
Acquisitions = Reserve Acquisition Costs / Reserve Acquisition
Additions
Full Cycle Economics = Cash Flow / All-Sources Finding Cost
GMXR’s
Economic Performance Comparisons

2007 Drilling Plans
(1)
Carthage North GMXR / PVA Joint Venture
(1)
Company internal estimates;  Schedule dependant upon rig efficiency.   Number of wells to be drilled in all areas are estimated.  Net ownership of wells will increase by leasing & unitization.
Wells assume 30 days spud to spud for vertical conventional rigs UCV; 15 days spud to spud for flex rigs & 30-45 days spud to spud for horizontal wells, updated 4/30/07.
GMXR / PVA JV Acreage
GMXR 100% Acreage
2006 GMXR & JV Wells
2007 GMXR & JV Wells
Horizontal Well
Permitted Wells
CV Gas Well
TP/P Gas Well
Oil Wells
Map as of March 2007. CV and TP/P Wells
JV 30% Area -
GMXR
30% WI
Vertical Program
• Drill 36 gross / 11 net Vertical UCV Wells
• Drill 2 gross/.6 net Travis Peak Twins
• YTD 13 gross/ 2.6 net Vertical UCV Wells
• Total 88 gross / 28 net
GMXR
100% Area - 100% WI
Vertical Program
• Drill 28 gross & net Vertical UCV Wells
• Drill 5 Travis Peak Twins
• YTD 11 gross & net
• Total 37 gross & net
JV 50% Area –
GMXR
50% WI
Vertical Program
• • Drill Drill 42 gross / 21 net Vertical UCV Wells
• Drill Drill 2 gross/1 net Horizontal UCV&LCV
• Drill 4 gross /2 net Travis Peak Twins
• YTD 12 gross / 6 net
• Total 26 gross / 12.9 net

GMX RESOURCES INC.
GMXR
NASDAQ GM

6,500
7,000
7,500
8,000
8,500
9,000
9,500
10,000
10,500
11,000
11,500
UCV
LCV
Tight Gas Sands

Open Hole 28
Pettit
41
Travis Peak /
Hosston Sands
Estimated
Gas-in-Place
Per 640 Acres
Lower TP Sands
Stroud Sands
BCD Sands
8 BCFE
Davis Sands
26.6 BCFE
Taylor Sands
Upper Bossier
Middle Bossier
Lower Bossier
Haynesville/Smackover
50
34 BCFE
100 BCFE
139
Conventional
Reservoirs
Tight Limes
210
*
492
Gas Shales
(1) Company internal estimates of unproved reserves. 40 Acre spacing or larger.
960 BCFE 3P Reserves
Multiple Targets:
* 4-8% of Gas in Place
Middle TP Sands
20 Acre Spacing, Approved
40 Acre
Spacing
Yellow
Sand or Lime
Orange
Silt
Purple
predominantly
Shale
Mud Log
Gas Shows
(BCFE)
(1)
High Quality Conventional & Unconventional Resources

GMX RESOURCES INC.
GMXR
NASDAQ GM

Harrison
Smith
Gregg
Rusk
Cherokee
Panola
Caspiana Elm Grove
0
24,641
FEET
N

CV Well  - CV Depths:  8,500’ – 12,000’
Permitted Wells
* Production data from IHS Dwights, November 2006.
Harrison County Cotton Valley Sands *
1088 Active Wells 1957 Jan. (50 Yrs Old); Shelby Opr. Inc.
A.G. Birdwell #2 API 42-203-01587; 2.35 BCFE
22 Wells Over 30 Yrs Old
Gladewater / Gladewater /
Glenwood / White Glenwood / White
Oak/ Willow Springs Oak/ Willow Springs
Woodlawn Woodlawn
Waskom Waskom
Oak Hill Oak Hill
Carthage / Beckville / Carthage / Beckville /
Briggs Briggs
Tatum / Blocker Tatum / Blocker
Overton Overton
Cotton Valley Regional Production
GMXR / PVA
GMXR / PVA
/ PVA
CARTHAGE NORTH CARTHAGE NORTH
Bethany / Bethany /
Elysian Elysian
Harrison County Cotton Valley Sands *
498 Wells 9 – 50 Yrs Old   Production Average to Date:
1.14 BCFE – Still Increasing
144 Wells Have Produced from 1.3 BCFE – 9.6 BCFE
East Texas East Texas

100
1,000
10,000
100,000
1 26 51 76 101 126 151 176 201 226 251 276 301 326 351 376 401 426 451 476
CVS Well Count
9 to 19 Yrs 20 to 29 Yrs =>30 Yrs
Average 1142 mmcfe – Still Increasing @ 83 mcfgpd!
(1)
(1) Chart Production data from IHS Dwights, November 2006.
Harrison County, All CVS Wells > 9 Yrs Old
Wells
Completed Dates
Avg. Daily Prod.
12/06
< 9 Yrs. 1/99 - 12/06 238 mcfe 635 Wells
9 - 19 Yrs. 4/87 - 12/98 89 mcfe 247 Wells
20 - 29 Yrs. 4/77 - 3/87 72 mcfe 136 Wells
30+ Yrs. 1/55 - 3/77 65 mcfe 12 Wells

GMX RESOURCES INC.
GMXR
NASDAQ GM

CUM MMCFE

CUM MMCFE

CUM MMCFE

CUM MMCFE

10
100
1,000
10,000
100,000
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22
CVS Well Count
Harrison County, All CVS Wells => 30 Yrs Old
Average 937 mmcfe – Still Increasing!
(1)
100
1,000
10,000
100,000
1 11 21 31 41 51 61 71 81 91 101 111 121 131 141 151 161 171 181
CVS Well Count
Harrison County, All CVS Wells 20-29 Yrs Old
Average 1194 mmcfe – Still Increasing!
(1)
100
1,000
10,000
100,000
1 21 41 61 81 101 121 141 161 181 201 221 241 261 281
CVS Well Count
Harrison County, All CVS Wells 9-19 Yrs Old
Average 1124 mmcfe – Still Increasing!
(1)
100
1,000
10,000
100,000
1 26 51 76 101 126 151 176 201 226 251 276 301 326 351 376 401 426 451 476
CVS Well Count
9 to 19 Yrs 20 to 29 Yrs =>30 Yrs
Harrison County, All CVS Wells  9 - 50 Yrs Old
Average 1142 mmcfe – Still Increasing!
(1)
65 mcfgpd   1% 10 Yr. Avg. Decline
72 mcfgpd   2% 10 Yr. Avg. Decline
89 mcfgpd   2% 10 Yr. Avg. Decline
83 mcfgpd
(1) Chart Production data from IHS Dwights, November 2006.

GMX RESOURCES INC.
GMXR
NASDAQ GM

MCFEPD
JV & 100% Area
Average Daily Production
GMXR 100% Area Average Daily Production
MCFE

MCFD
Average Decline for GMXR 107 CVS Wells

MCFE EUR Average
Total CVS Producing Well Count

CVS Well Count
0
500
1000
1500
2000
2500
3000
3500
4000
4500
5000
5500
6000
(1) Production data are CVS Wells from Completions during 2004 – Mar. 13,
2007, 24 hours days only & exclude partial days and shut ins.
(2) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
(3) Internal estimates, work in progress one square mile  Daily Production
Data for CVS Wells completed in 2004 – Mar. 2007
(4) YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc. Sproule Associates, Inc.
12/31/01 - 12/31/05.
GMXR Operated Wells
PVOG Operated Wells
CVS EUR YE06
(2)
0
500
1000
1500
2000
2500
3000
1 31 61 91 121 151 181 211 241 271 301 331 361 391 421 451 481 511
Days
Gas Recovery Per Layer Per 640 Acres (M²)
Gas Recovery Per Layer Per 640 Acres (M&sup2;)
(M&sup2;)
2
)
(3)
UCV:  Gas in Place        per 640 Acres 60 BCFE
Gas Recoverable per 640 Acres 42 BCFE (e70%)
LCV:  Gas in Place        per 640 Acres 100 BCFE
Gas Recoverable per 640 Acres     8 BCFE (e8%)
1.33 1.24 1.1 0.9 0.7
0.5
0
0.25
0.5
0.75
1
1.25
1.5
2001 2002 2003 2004 2005 2006
YE EUR
0
100
200
300
400
500
600
700
YE Proved Reserves EUR Average per CVS Well (4)
107 CVS Production Histories with CVS Average Curve
Total CVS Wells Total CVS Wells
YE Estimates for CVS Reserves have increased for YE Estimates for CVS Reserves have increased for
6 Consecutive Years Due to Production Performance 6 Consecutive Years Due to Production Performance
748
82
974
0
250
500
750
1000
30 Days 60 Days 90 Days
Carthage, North JV & 100% Areas Carthage, North JV & 100% Areas
107 CVS Wells 1st
107 CVS Wells 1st
st
90 Days Production 90 Days Production (1)

GMX RESOURCES INC
GMXR
NASDAQ GM

TEXAS
Harrison
Smith
Gregg
Rusk
Cherokee
Panola
Caspiana Elm Grove
0 24,641
FEET
N

Travis Peak, Pettit & Other Shallow Production
Harrison County Travis Peak / Pettit *
1,460 Active Producers  Oldest Producer 12/3/1924
Lake PG Inc. Bryson #B-1 API 42-203-01373
1939 - 1941 Nine DVN Wells
Devon Energy Product Jim Davis #1 API 42-203-01153
292 Wells 50 Yrs – 83 Yrs   288 Wells 30 Yrs – 49 Yrs
TP/P Gas Well – TP/P Depths < 8,500’ Oil Well
Oil & Gas Well
Harrison County Travis Peak / Pettit *
Average Production to Date 1.21 BCFE – Still Producing!
30-83 Year Old Lives So Far
East Texas East Texas
* Production data from IHS Dwights, November 2006.
Gladewater / Gladewater /
Glenwood / White Glenwood / White
Oak/ Willow Springs Oak/ Willow Springs
Woodlawn Woodlawn
Waskom Waskom
Oak Hill Oak Hill
Carthage / Beckville / Carthage / Beckville /
Briggs Briggs
Tatum / Blocker Tatum / Blocker
Overton Overton
Bethany / Bethany /
Elysian Elysian
GMXR / PVA
GMXR / PVA
/ PVA
CARTHAGE NORTH CARTHAGE NORTH

Pure Play Gas Farming Stats
TP/P UCV UCV-Flex
Spud to TD 9 Days 15 Days 10 Days
Spud to Spud 15 Days 22 Days 18 Days
Spud to Sales 30 Days 31 Days 24 Days
Fracture Stimulation Stim Perf 1-2 Stages 2 Stages
Stage Types
Economic Life 41 years
10,000 bbl slickwater/350,000 # tmp sd/@ 55 bpm
Performance
(1) See definition in Glossary of Terms for F&D Costs.  EUR Estimated by MHA Petroleum Consultants in association with Sproule Associates, Inc. CWC are company estimates for 2007. Net revenue avg. is 81%.  Travis Peak / Pettit EUR based on 2006 drilling results & avg. CUM in Harrison Co.
Travis Peak
/Pettit
Upper
Cotton
Valley
Upper
Cotton
Valley
Flex Rig
Well Depth 7,000' 10,000' 10,000'
Completed Well Cost
(1)
$.8 mm
EUR BCFE
(1)
1-1.34
PUD's F&D Costs
(1)
$.0.75 - $1.00
Vertical Well
1.33
$1.63
$1.73 mm

Net
1P
258 BCFE Proved 2006
(1)
PUDS: 264 CVS gross / 160 net 176 BCFE   2:1 Producers
9 TP/P gross & net             5 BCFE
60% GMXR Operated
504 BCFE
Probable
(2)
Probable 333 CVS gross / 203 net (40 Acres)
198 BCFE Possible
(2)
3P
960 BCFE
(1)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule
Associates, Inc.
(2)
01/25/07 Company internal projections. EUR for 80s & 40s are the same.
‘GMXR’ NAV STRATEGY
Drill Undeveloped Reserves/Convert Probables to Proved
YE 07
First Albany Capital 8/25/06 422 BCFE
Sidoti & Company, LLC 2/21/07 387 BCFE
Pritchard Captial Partners, LLC 4/18/07 375 BCFE
Howard Weil, Inc. 2/13/07 345+ BCFE
Ferris, Baker Watts, Inc. 12/6/06
Capital One Southcoast, Inc. 4/7/06
A.G. Edwards & Sons, Inc. 4/17/06
Pickering Energy Partners, Inc. 8/22/06
Analyst's Proved Reserves Forecast

YE06 95 miles of Pipelines & 24 miles of ROW in 100% Area; High & Low Pressure, Gas Lift Gas & Disposal Lines
(1)
YE07   Expansion 15 miles Pipelines & 4 miles of ROW
20 Acre Tests to Begin in 2Q07 GMXR & 2H07 PVA
20 Acre Development in Area Continuing
HK/KCS, Devon & XTO
Recent Developments and Plans
Potentially Doubles CVS Locations to 1,432 gross / 838 Net
20 acre density, 600’ well separations, 467’ from lease line New Field Rules
21.5 mmcfepd Net Production 4/28/07 – 7 Day Average
Take Away Capacity
(2)
:
GMXR 32 mmcf/d 4/1/07; 62 mmcf/d YE07
Current: 100% Area Production 15 mmcfg/d
PVOG 50 mmcf/d 2/1/07; 80 mmcf/d 9/07
Current: JV Area Production 30 mmcfg/d
20 Acre Optional Drilling Units for Carthage North Field – Final Order Issued
(1) Endeavor Pipeline wholly owned subsidiary of GMXR
(2) From well head to delivery points within all 3 AMIs

GMX RESOURCES INC.
GMXR
NASDAQ GM

WASKOM
BETHANY
CARTHAGE, 35
PANOLA

Resource Play Activity
Land Office Marshall, TX; Field Office 12,000 sq. ft. & 40 Acres Yard
16 New CV Gas Units Formed in 2006
75% - 83.3% NRI (most NRI >= 80%) Net Revenue
$500 - $700 per acre Bonus & Brokerage
10,000 mcfgpd Nat Gas Production Hedged thru 2008 @ $7.55 MMBTU
$8.00 Natural Gas Hedge 100,000 MMBTU per Month,
Houston Ship Channel thru July 2007
$7.46 Natural Gas Hedge 200,000 MMBTU per Month,
Houston Ship Channel thru December 2008
$7.60 Natural Gas Hedge 100,000 MMBTU per Month,
HSC August 2007 thru December 2008
CVS Horizontal Wells Completion Histories
(1)
Baldwin 5H IP 1.8 mmcfgpd
1st
30 days 50,076 mcfg; 1,669 mcfgpd
2nd
30 days 39,808 mcfg; 1,327 mcfgpd
3rd
30 days 31,423 mcfg; 1,047 mcfgpd
4th
30 days 27,340 mcfg;    911 mcfgpd
Cadenhead 6H IP 2.4 mmcfpd
1st
30 days 58,178 mcfg; 1,939 mcfgpd
2nd
30 days 46,006 mcfg; 1,534 mcfgpd
Cadenhead 9H IP 2.5 mmcfgpd
1st
30 days 61,644 mcfg; 2,055 mcfgpd
Map by Geomap Company, reprinted with permission
Carthage North 18 miles N-S x 8 miles wide
GMXR
Baldwin 5H IP 1.8 MMCFPD;
Cadenhead 6H IP 2.4 MMCFPD
Cadenhead 9H      2.5 MMCFPD
Glen Rose
Pettit
Woodbine
Travis Peak
CVS
Lois Haygood #11
(1)
Less shut in and partial days as of May 1, 2007.

Diamond Blue & Other Rigs Status
(1)
“DBD”
Diamond Blue Drilling Co. Wholly owned subsidiary of GMXR.
Operator Rigs
Status (Area)
Contract Term Depth
Drawworks
Horsepower
GMXR
DBD #7
(1)
Active
(100%)
GMXR
Own
11,000' 1,000 HP
GMXR
DBD #11
(1)
Active
(100%)
GMXR
Own
14,000' 1,000 HP
GMXR Unit Corp #309
Active
(100%)
Well by Well
GMXR
DBD #9
(1)
1H07
(100%)
GMXR
Own
15,000' 1,200 HP
PVA H & P Flex #188
Active (JV50%)
90 Day Renewable
PVA Grey Wolf Flex #102
Active (JV50%)
3 yr thru 09
PVA H & P Flex #185
Active (JV30%)
3 Well Renewable
PVA H & P #156
Active (JV30%)
2 yr 6/05 - 6/07
0
2
4
6
8
10
12
Jan-
04
Mar-
04
May-
04
Jul-
04
Sep-
04
Nov-
04
Jan-
05
Mar-
05
May-
05
Jul-
05
Sep-
05
Nov-
05
Jan-
06
Mar-
06
May-
06
Jul-
06
Sep-
06
Nov-
06
Jan-
07
Mar-
07
Wells Drilled
Net Wells
Wells Drilled / Net Wells Wells Drilled / Net Wells

GMXR’s Cotton Valley Neighbors
BP
Comstock
SandRidge
Samson
Samson Samson
Progress /
EXCO
Comstock
Peoples/
EnCana
Hunt
Chevron
Anadarko
Anadarko Anadarko
Devon
Devon Devon
XTO
Goodrich
EXCO
BP
Anadarko
Texas Counties: Harrison, Panola, Gregg & Rusk and Caddo
Parish, LA:
TXOK
XTO
Samson
Devon
Chevron Chevron
CHK
Map depicts all wells, all depths.
Production data from IHS Dwights.
Chevron
Forest Oil
Gas Well
Forest Oil
Comstock
Goodrich
H
A
W
K
S
W
N
PVA/GMXR
GMXR
PVA/GMXR
06 Permitted Wells or 2006 Wells 07 Permitted Wells or 2007 Wells
Oil Well

High Quality Resource Plays Valuation Metrics
(1)
Proved Reserves Purchase Price Average
1/1/2007 EXCO buys APC assets 466 BCFE $1,600 mm
$3.43 / mcfe
6/5/2006 CHK buys Four Sevens 160 BCFE $845 mm
$4.90 / mcfe
5/2/2006 DVN buys Chief 617 BCFE $2,200 mm
$3.57 / mcfe
4/21/2006 HAWK buys KCS 463 BCFE $1,900 mm
$4.10 / mcfe
Proved Reserve Metrics
$4.00 / mcfe
(1)
Metrics obtained from Company press releases, company conference calls & analyst’s reports
5/2/2006 DVN buys Chief 3P Reserves:
Proved $1.62 / mcfe
Prob & Pos $0.86 / mcfe Proved
$1.89 / mcfe
7/25/2006 EXCO buys Winchester from Progress 3P Reserves:
Proved $1.95 / mcfe Prob & Poss
Prob & Pos $1.44 / mcfe $1.09 / mcfe
10/31/2006 CHK buys Several Assets 3P Reserves:
Proved $2.10 / mcfe
Prob & Pos $0.98 / mcfe
3P Metrics
+
4/18/2007 PXP buys Laramie Assets for $946 mm / 36 mmcfepd
Daily Production Metric
$26,000 pmcfepd

GMX RESOURCES INC.
GMXR
NASDAQ GM

Enterprise Value / 2006 Proved Reserves Mcfe

$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
SWN GDP CRZO DPTR PLLL UPL HK FST GMXR CRK
1) Production Growth
GMXR Catalysts:
Note:  Based on 12/31/06 balance sheet information of growth E&P companies with similar  resource assets. Data source: CapitalIQ, reserves from company press releases.  For
GMXR EV = current market cap as of  5/2/07 + (preferred stock + debt - cash & short term investments as of 3/31/07).   Current market cap of peer group is based on Nasdaq closing stock prices as of  May 2, 2007.
Average = $4.29
$2.03
High Growth E&P Peer Group
YE06
258 BCFE
2) Proved Reserve Growth
3) Exit Strategy

(1)
Nasdaq as of May 2, 2007.
(2)
YE06 Proved Reserves prepared by MHA Petroleum Consultants, Inc. in association with Sproule Associates, Inc.
(3)
Ken Kenworthy,
Jr. and wife own 11.4% of common stock when combined.
(4)
Enterprise Value = current market cap + (preferred stock [$50mm] + debt - cash & short term investments).
(5)
Gives effect to sale of 2 million shares of common stock on Feb. 1, 2007.
GMX RESOURCES INC.  ‘GMXR’
Recent Price:
(1)
$34.96
Proved Reserves 12/31/06
(2)
258 BCFE
120 Day Price Range: $47.90 - $28.47 Proved Developed: 30%
Enterprise Value:
(1) (4)
$523,192,250
e 2007 CAPEX: $145 Million
Shares Outstanding: 13,267,136 Analyst Avg. YE07 Estimates 382 BCFE
90 Day Average Daily Volume
(1)
246,387 Natural Gas Reserves: 94%
Management Ownership:
(3) (5)
18%
Avg. Daily Production 21.5 mmcfepd
Institutional Ownership:
(1) (5)
81% Cash Flow 1Q07 $7,900,000
Pro Forma L-T Debt/Total Capitalization:
3/31/07
6% 1Q07 LOE $0.89
Name / Position Age 'GMXR' Background
Ken Kenworthy, Sr.
CFO, EVP, Dir. 72 6.5%
(5)
Co-Founder, CFO NYSE Company.27 years E&P
Ken Kenworthy, Jr.
Pres., CEO, Chair 50 6.2%
(3) (5)
Co-Founder, Geoscientist.
32 years E&P
Gary Jackson,
VP Land 55 options
Land Management.  E&P 26 years
Richard Hart, Jr.
Operations Mgr. P.E. 50 options
GMX Mar. 2003, 27 yrs. drilling, completion & production
Timothy Benton
Reservoir P.E. 50 options
Reservoir Engineer.  31 years
Keith Leffel
VP Endeavor Pipeline 57 options
32 years Gas Marketing
Wayne Smith
P.E., Drilling 50
Consulting Petroleum Engineer.  28 years
Charles Pope
Drilling & Completions Mgr.P.E. 49 options
Pinnacle Technologies, XTO Energy.  25 yearsSPE Papers #25241, #20682 & # 16204
James Merrill
Controller, CPA 39 options 15 years Financial Management & Experience, S.E.C. & Sarbanes Oxley

Analyst Contacts
Company Analyst Name Telephone Email
A.G. Edwards & Sons, Inc. Chris Pikul, CFA 303.436.1583 chris.pikul@agedwards.com
CapitalOne Southcoast, Inc. Richard T. Moorman 504.593.6182 richard.moorman@capitalonebank.com
Christopher George 504.593.6141 christopher.george@capitalonebank.com
Richard Tullis 504.593.6118 richard.tullis@captialonebank.com
Ferris, Baker Watts, Inc. Richard Rossi 267.757.8773 rrossi@fbw.com
Joel Musante, CFA 917.400.7019 jmusante@fbw.com
First Albany Capital
(1)
Howard Weil, Inc. Jonathan Robert 504.582.2638 jonathanr@howardweil.com
Peter Kissel 504.582.2881 peterk@howardweil.com
Pickering Energy Partners, Inc. David Heikkinen 504.251.6181 dheikkinen@pickeringenergy.com
Marshall Carver IV 504.371.5564 mcarver@pickeringenergy.com
Pritchard Captial Partners, LLC Stephen F. Berman, CFA 212.682.7895 sberman@pritchardcaptial.com
Sidoti & Company, LLC Mark Lear, CFA 212.453.7027 mlear@sidoti.com
(1)
Eric Hagen and Rhett Bruno have left First Albany and joined Merrill Lynch – First Albany Capital Report is still included.

Glossary of Terms
1P Proved Reserves LCV Lower Cotton Valley
2P Probable Reserves M Bbls One thousand barrels of oil
3P Possible Reserves M CF One thousand cubic feet of gas
bbl or bo barrel of oil M CFe One thousand cubic feet of gas equivalent
BCFE Billion Cubic Feet Gas Equivalent (oil & gas combined 6:1 mcfepd One thousand cubic feet of gas equivalent per day
CAPEX Capital Expenitures M MCF One million cubic feet of gas
CCV Completed Cotton Valley M MCFe One million cubic feet of gas equivalent
CVS Cotton Valley Sand Well mmcfg Million cubic feet gas
CWC Completed Well Cost mmcfgpd Million cubic feet gas per day
E&P Exploration and Production PE Petroleum Engineer
Poss Possible Undeveloped Wells
Present Value
or PV
When used with respect to oil and gas reserves, present
value means the Estimated Future Net Revenues
Prob Probable Undeveloped Wells
PUD Proved Undeveloped Wells
PVA Penn Virginia Corporation
PVOG Penn Virginia Oil and Gas
Spud To begin drilling operations on a well
EUR Estimated Ultimate Recovery
TP/P Travis Peak / Pettit
TCFE Trillion cubic Feet Gas Equivalent (oil & gas combined 6:1 basis to gas equivalent
JV Joint Venture
UCV Upper Cotton Valley
Takeaway
Capacity
The ability to move gas to a market for sale
Estimated future gross revenue to be generated from the
production of proved reserves, net of estimated
production, future development costs, and future
abandonment costs, using prices and costs in effect as of
the date of the report or estimate, without giving effect to non-property related expenses such as general and
administrative expenses, debt service and future income
tax expense or to deprecation, depletion and amortization.
Estimated
Future Net
Revenues
Finding and Development Costs.  Total acreage and
completed well costs are divided by estimated net EUR
per well. Our measure of F & D costs may not be
comparable to other companies.  At this time, internal
estimates were also used for rate using Company owned
rigs.
F&D